Exhibit 5

Send Forms To: MassMutual Annuity Service Center Hub PO Box 9067 Springfield, MA 01102-9067

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, MA 01111-0001

☐ Check here if Purchase Payment is enclosed

Variable Annuity Application – Evolution	Contract #
Please refer to the prospectus for detailed information.	(For Home Office use only.)

1.      Contract Owner/Annuitant Information Note: Contract Owner must be same as Annuitant for all types of IRA’s. If Contract Owner is a corporation, we require a copy of the corporate resolution. If Contract Owner is a trust, we require a Certification of Trust Agreement (form F6734).

☐ Mr ☐ Mrs Name (First, MI, Last) ☐ Ms ☐ Dr		Suffix	Tax I.D./Social Security #

Address (No., Street)			Birth Date (mm/dd/yyyy)

Address (City, State, Zip)		State Where Employed:	Gender: ☐ Male ☐ Female

Telephone Number (including area code)		E-Mail Address

2.      Joint Contract Owner Information - Joint ownership only allowed on non-qualified contracts. Unless otherwise specified, both signatures will be required for all Contract Owner Transactions. See restrictions in section 12A if electing an Optional Rider.

☐ Mr ☐ Mrs Name (First, MI, Last) ☐ Ms ☐ Dr		Suffix	Tax I.D./Social Security #

Address (No., Street)			Birth Date (mm/dd/yyyy)

Address (City, State, Zip)			Gender: ☐ Male ☐ Female
Telephone Number (including area code)		E-Mail Address

3. Annuitant Information - If different from Contract Owner named in section 1.

☐ Mr ☐ Mrs Name (First, MI, Last) ☐ Ms ☐ Dr		Suffix	Tax I.D./Social Security #

Address (No., Street)			Birth Date (mm/dd/yyyy)

Address (City, State, Zip)		State Where Employed :	Gender: ☐ Male ☐ Female
Telephone Number (including area code)		E-Mail Address

4.      Beneficiary Information – Primary Beneficiary - In the event of the death of a Joint Contract Owner, the surviving joint owner shall become the Primary Beneficiary. This section must be completed if electing an Optional Rider (see restrictions in section 12A). If beneficiary is a trust, we require a Certification of Trust Agreement (form F6734).

Beneficiary Name	Date Of Birth	Social Security Number	Relationship To Insured	% of Proceeds

Contingent Beneficiary
Beneficiary Name	Date Of Birth	Social Security Number	Relationship To Insured	% of Proceeds

Page 1 of 4	F9291 108

Exhibit 5

5. New Contract Type – Select one.

Non-Qualified:	☐ Non-Qualified	☐ Custodial IRA*
☐ Non-Qualified Deferred Compensation Plan (Non 457 Plans)
Qualified:	☐ IRA**	☐ Roth IRA	☐ SEP IRA
☐ Non-ERISA TSA (TSA exchanges only; salary reduction contributions, hardship withdrawals and loans are not allowed.)

☐ SIMPLE IRA (if funded by employer contributions, provide employer name and address.)
	Employer Name	________________________________________________________
	Employer Address	________________________________________________________
________________________________________________________

	Qualified Plan*:	☐ 401(k)	☐ Pension Plan	☐ Keogh (HR10)
	☐ Profit Sharing Plan	☐ Money Purchase Pension Plan		☐ Target Benefit Plan

* Submit Disclosure Form (F6935) for Custodial IRA, Non-Qualified Deferred Compensation Plans and all Qualified Plans.
** Submit Disclosure Form (FR1083) for Beneficiary IRA’s. Certain restrictions will apply.

6. Source of Funds to be Invested – Complete form F6628 for Company to Company Transfer/Rollover of Assets

☐ Current Income/Personal Saving	☐ Non-Qualified Contract	☐ CD/Mutual Fund
☐ Non-Qualified Deferred Compensation	☐ Custodial IRA	☐ Trust Funds
☐ IRA	☐ SEP IRA	☐ SIMPLE IRA
☐ Governmental 457 Deferred Comp	☐ Profit Sharing Plan	☐ 401(k)
☐ Money Purchase Pension Plan	☐ Keogh (HR10)	☐ Pension Plan
☐ TSA	☐ Target Benefit Plan	☐ Texas ORP
☐ Roth IRA ( mm/dd/yyyy)*	☐ Beneficiary IRA

*	For Roth IRA’s, please indicate the date that the Roth was established.

7.	Initial Purchase Payment(s)

Amount $	(Please estimate for transfers. All transfer amounts should be included. Complete form F6628 for each separate transfer.)
Tax Year (For IRA contributions only)	(If no tax year is entered, the current calendar year will be used.)

8.	Death Benefit Election

You must elect your Death Benefit at time of application and cannot change your choice once you elect it. Certain age restrictions may impact your benefit.

☐	Basic Death Benefit (default option) – If age 76 or older at Contract Issue, the Death Benefit will be the current Contract Value.

☐	Annual Ratchet Death Benefit*

*	If you select the Annual Ratchet Death Benefit, you will pay an additional charge.

9.	Annuity Date

/ /	If no election is made, the Annuity Date will be the earlier of the Annuitant’s 100th birthday or the maximum date permitted under state law.
Month Day (1-28) Year

10.	Required Replacement Questions (This section must be completed.)

APPLICATIONS THAT DO NOT CONTAIN THIS INFORMATION WILL NOT BE ACCEPTED

•	Have you purchased another annuity from Massachusetts Mutual Life Insurance Company or its affiliates or subsidiaries in the past 12 months? ☐ Yes ☐ No

•	Will the annuity applied for replace or change any existing individual or group life insurance or annuity? ☐ Yes ☐ No

Please complete applicable replacement forms.

11.	Miscellaneous Instructions/Comments

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

Page 2 of 4	F9291 108

Exhibit 5

12.	Optional Riders (Age refers to age nearest birthday. For a Joint Contract Owner, Age refers to the oldest Joint Contract Owner.)

•	If you choose to elect one of the following options (in 12A, 12B or 12C), you must do so at time of application.

•	Selection of an optional rider requires participation in an asset allocation program sponsored by the Company.

•	If you select the Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit (GMIB) or Guaranteed Minimum Accumulation Benefit (GMAB), you will pay an additional charge.

•	You may select only one of these options.

☐	None (default option if no selection is made)

  12A. Guaranteed Minimum Withdrawal Benefit (GMWB)

•	Not available for election once the younger Covered Person reaches age 81.

•	The Automatic Ratchet feature ends at age 85.

•	GMWB joint owned contracts require spousal joint ownership and both spouses must be the Primary Beneficiary.

•	GMWB-Joint Life is only available for Non-Qualified, Individual IRA, ROTH, SEP, SIMPLE and TSA contracts, and require the spouse to be the sole Primary Beneficiary.

•	Ownership/Covered Person – Single Life Option

•	If the contract is individually owned, the Covered Person will be the Contract Owner.

•	If the contract is owned by a non-natural entity, the Covered Person will be the Annuitant.

•	Joint owned contracts require spousal joint ownership and both spouses must be the Primary Beneficiary, and the Covered Person will be the Contract Owner identified in Section 1 of this application.

•	Ownership/Covered Person/Primary Beneficiary – Joint Life Option

•	If the contract is individually owned, the Covered Person will be the Contract Owner. The second Covered Person and the sole Primary Beneficiary will be the spouse of the Contract Owner.

•	If the contract is owned by a non-natural entity, the Covered Person will be the Annuitant. The second Covered Person and the sole Primary Beneficiary will be the spouse of the Annuitant.

•	Joint owned contracts require spousal joint ownership and the Covered Persons and Primary Beneficiaries will be the spouses who own the contract.

☐	MassMutual Lifetime Payment PlusSM – Single Life

☐	MassMutual Lifetime Payment PlusSM – Joint Life

  12B. Guaranteed Minimum Income Benefit (GMIB)

•	Both GMIB benefits terminate upon the Contract Anniversary following the Annuitant’s Age 85.

•	Neither benefit is available for election or reset on or after Annuitant age 76.

☐	MassMutual Guaranteed Income Plus 5 (5% GMIB)

☐	MassMutual Guaranteed Income Plus 6 (6% GMIB)

The GMIB has limited usefulness in connection with tax-qualified contracts due to the IRS minimum distribution requirements. Consult with your tax advisor.

  12C. Guaranteed Minimum Accumulation Benefit (GMAB)

☐	GMAB – 10 Year (with reset option) - Not available for election or reset on or after Contract Owner’s Age 90.

☐	GMAB – 20 Year - Not available for election on or after Contract Owner’s Age 80.

Page 3 of 4	F9291 108

Exhibit 5

Contract # (For Home Office use only.)

Allocation Options

*	If you have elected one of the living benefits (GMWB, GMIB or GMAB) you must allocate 100% of your initial purchase payment in an asset allocation program by selecting either one of the Asset Allocation Funds or the Custom Allocation Choice.

•	If you are electing an Asset Allocation Fund, complete section 1A1 then go to section 13.

•	If you are electing the Custom Allocation Choice, complete section 1A2 and 2A then go to section 13.

*	If you have not elected GMWB, GMIB or GMAB there is no requirement to participate in an asset allocation program and therefore section 1A does not need to be completed. Instead allocate your funds in section 2A and select any optional programs, if desired, in the subsequent sections.

1A. Asset Allocation Programs (You may not participate in an asset allocation program if you are participating in the DCA Fixed Account or any other scheduled transfer program offered by the Company.)

1. Asset Allocation Funds

•	All purchase payments must be applied to a single Asset Allocation Fund.

•	You may not select the MML Aggressive Allocation Fund if you have elected MassMutual Guaranteed Income Plus 6 (6% GMIB) or a GMWB.

•	Select one of the following:

Asset Allocation Funds:

☐ MML Conservative Allocation	☐ MML Balanced Allocation	☐ MML Moderate Allocation

☐ MML Growth Allocation	☐ MML Aggressive Allocation (Not available if MassMutual Guaranteed Income Plus 6 (6% GMIB) or a GMWB is elected.)

2. Custom Allocation Choice

☐  Custom Allocation Choice

• Select a rebalancing frequency:	☐ Quarterly (default option if no selection is made)

☐ Semi-Annually

☐ Annually

•	Select funds from section 2A according to the following asset class minimums and maximums:

Fixed Income Funds	0 to 60% of assets
Fixed Income Funds(If MassMutual Guaranteed Income Plus 6 (6% GMIB) or a GMWB is elected)	20% to 60% of assets
Balanced Funds & Large Cap Value Funds	15% to 25% of assets
Large Cap Blend & Growth Funds	15% to 25% of assets
Small/Mid Cap Value Funds	5% to 10% of assets
Small/Mid Cap Blend & Growth Funds	0 to 10% of assets
International/Global Funds	5% to 20% of assets
Sector/Specialty A Funds	0 to 5% of assets
Sector/Specialty B Funds	0 to 5% of assets

• No more than 25% may be allocated to any one fund.

Addendum Page 1A of 5	F9291 108

Exhibit 5

2A. Investment Allocation Of Initial And Future Purchase Payments

•	Use whole percentages only. This section must total 100%.

•	No more than a total of 70% may be allocated to the Fixed Accounts (excluding the DCA Fixed Account). If not electing a living benefit optional rider, this is the only minimum/maximum restriction.

•	Custom Allocation Choice is available as an option even without electing a living benefit optional rider. Refer to section 1A2 for asset class minimums and maximums.

•	If any portion of the initial Purchase Payment will be allocated to the DCA Fixed Account:

•	Complete section 2A for initial and future Purchase Payment allocations.

•	If allocating 100% of initial Purchase Payment to DCA Fixed Account, complete this section for future Purchase Payments.

•	Complete section 3A to indicate percentage of DCA Fixed Account allocation and select the 6 or 12 month DCA duration.

•	If DCA Fixed Account allocations are different from future Purchase Payment allocations, select your investment choices in section 3A.

Please allocate             % of my initial Purchase Payment to the allocations below.

Fund Name (Fund Number)	Allocation %
Fixed Account (601) - Not available for Optional Programs, GMWB, GMIB or GMAB. %
Asset Allocation Funds - Not available for Custom Allocation Choice
MML Conservative Allocation (657)%
MML Balanced Allocation (658)%
MML Moderate Allocation (659)%
MML Growth Allocation (660)%
MML Aggressive Allocation (661)%
Short-Term/Stable Value – Not available for Custom Allocation Choice
MML Money Market (656)%
Fixed Income Funds:
MML Babson Inflation Protected Bond (631)%
MML Babson Managed Bond (632)%
Oppenheimer Strategic Bond (642)%
Balanced & Large Cap Value Funds:
Balanced Funds:
MML Babson Blend (627)%
MML Capital Guardian Asset Allocation (612)%
Oppenheimer Balanced (641)%
Large Cap Value Funds:
MML American Century Income & Growth (610)%
MML Davis Large Cap Value (652)%
MML Oppenheimer /Bernstein Equity (629)%
MML T. Rowe Price Equity Income (647)%
Large Cap Blend & Growth Funds:
Large Cap Blend Funds:
MML Babson Enhanced Index Core Equity (628)%
MML Capital Guardian Growth & Income (613)%
MML Equity Index (630)%
Fidelity® VIP Contrafund® (615)%
Oppenheimer Main Street (639)%
Large Cap Growth Funds:
MML AllianceBernstein Large Cap Growth (616)%
MML GMO Growth Equity (649)%
MML Legg Mason Concentrated Growth (623)%
MML T. Rowe Price Blue Chip Growth (646)%
Oppenheimer Capital Appreciation (636)%
Small/Mid Cap Value Funds:
MML American Century Mid Cap Value (611)%
MML Goldman Sachs Small Cap Value (617)%
Small/Mid Cap Blend & Growth Funds:
Small/Mid Cap Blend:
MML Oppenheimer Small Cap Equity (633)%
MML Oppenheimer Small Company Opps (634)%
MML Small Cap Index (645)%
Small/Mid Cap Growth Funds:
MML T. Rowe Price Mid Cap Growth (655)%
MML W&R/Wellington Small Cap Growth Equity (650)%
Oppenheimer MidCap (635)%
International/Global Funds:
MML Neuberger Berman Global (624)%
MML Templeton Foreign (618)%
Oppenheimer Global Securities (637)%
Oppenheimer International Growth (643)%
Sector/Specialty A Funds:
MML Emerging Growth (651)%
MML OTC 100 (648)%
AIM V.I. Global Health Care (620)%
AIM V.I. Technology (621)%
PIMCO CommodityRealReturn Strategy (654)%
Sector/Specialty B Funds:
AIM V.I. Financial Services (619)%
ING VP Real Estate (653)%
Oppenheimer High Income (638)%
Total:	100%

Certain investment choices may not be available in all states.

Allocations to the Fixed Account are limited as specified in the Contract and prospectus.

Addendum Page 2A of 5	F9291 108

Exhibit 5

**You may not elect a program on this page if you are participating in

GMWB, GMIB, GMAB or an asset allocation program.**

3A. ☐ Check here to participate in Dollar Cost Averaging (DCA) Fixed Account – Also complete section 2A

The DCA Fixed Account Program transfers assets systematically, on a monthly basis, from either the 6 month or 12 month DCA Fixed Account to selected investment choices. Unless otherwise specified in the fund selection below, the DCA Fixed Account program will be allocated according to the allocations in the Investment Allocation section 2A.

•	The DCA Fixed Account is for new Purchase Payments only. No transfers are allowed from another account or investment choice.

•	Minimum $5,000 Purchase Payment.

•	Only one DCA Fixed Account may be active at any one time.

•	The first transfer will occur 5 business days following receipt of this form and payment to a DCA Fixed account.

Please allocate             %* of my initial Purchase Payment to the following DCA Fixed Account (Select only one):

                ☐ 6 Month DCA Fixed Account (603)                 ☐ 12 Month DCA Fixed Account (604)

*	If less than 100%, the remaining percentage will be allocated to the investment choice(s) selected in 2A.

Fund Name (Fund Number)	Allocation %
Asset Allocation Funds:
MML Conservative Allocation (657)%
MML Balanced Allocation (658)%
MML Moderate Allocation (659)%
MML Growth Allocation (660)%
MML Aggressive Allocation (661)%
Short-Term/Stable Value
MML Money Market (656)%
Fixed Income Funds:
MML Babson Inflation Protected Bond (631)%
MML Babson Managed Bond (632)%
Oppenheimer Strategic Bond (642)%
Balanced & Large Cap Value Funds:
Balanced Funds:
MML Babson Blend (627)%
MML Capital Guardian Asset Allocation (612)%
Oppenheimer Balanced (641)%
Large Cap Value Funds:
MML American Century Income & Growth (610)%
MML Davis Large Cap Value (652)%
MML Oppenheimer /Bernstein Equity (629)%
MML T. Rowe Price Equity Income (647)%
Large Cap Blend & Growth Funds:
Large Cap Blend Funds:
MML Babson Enhanced Index Core Equity (628)%
MML Capital Guardian Growth & Income (613)%
MML Equity Index (630)%
Fidelity® VIP Contrafund® (615)%
Oppenheimer Main Street (639)%
Large Cap Growth Funds :
MML AllianceBernstein Large Cap Growth (616)%
MML GMO Growth Equity (649)%
MML Legg Mason Concentrated Growth (623)%
MML T. Rowe Price Blue Chip Growth (646)%
Oppenheimer Capital Appreciation (636)%
Small/Mid Cap Value Funds:
MML American Century Mid Cap Value (611)%
MML Goldman Sachs Small Cap Value (617)%
Small/Mid Cap Blend & Growth Funds:
Small/Mid Cap Blend:
MML Oppenheimer Small Cap Equity (633)%
MML Oppenheimer Small Company Opps (634)%
MML Small Cap Index (645)%
Small/Mid Cap Growth Funds:
MML T. Rowe Price Mid Cap Growth (655)%
MML W&R/Wellington Small Cap Growth Equity (650)%
Oppenheimer MidCap (635)%
International/Global Funds:
MML Neuberger Berman Global (624)%
MML Templeton Foreign (618)%
Oppenheimer Global Securities (637)%
Oppenheimer International Growth (643)%
Sector/Specialty A Funds:
MML Emerging Growth (651)%
MML OTC 100 (648)%
AIM V.I. Global Health Care (620)%
AIM V.I. Technology (621)%
PIMCO CommodityRealReturn Strategy (654)%
Sector/Specialty B Funds:
AIM V.I. Financial Services (619)%
ING VP Real Estate (653)%
Oppenheimer High Income (638)%
Total:	100%

Certain investment choices may not be available in all states.

Addendum Page 3A of 5	F9291 108

Exhibit 5

Optional Program Elections

**You may not elect any of the programs on this page if you are participating in

GMWB, GMIB, GMAB or an asset allocation program.**

Select only one of the following optional programs.

4A. ☐ Check here to participate in Interest Sweep – Also complete section 7a

The Interest Sweep option will automatically transfer earnings from your Contract Value in the Fixed Account to the investment choice(s) selected in section 7a.

•	Minimum value of $5,000 in the Fixed Account at the time of transfer.

•	The Interest Sweep will begin one frequency mode from the Contract Issue Date.

Interest Sweep Frequency Mode:	☐	Monthly	☐	Quarterly	☐	Semi-annually	☐	Annually

5A. ☐ Check here to participate in Dollar Cost Averaging (DCA – for Separate Account Assets only. ) – Also complete section

        7a.

The Dollar Cost Averaging Program systematically transfers a set amount from the selected variable investment choice (below) to the variable investment choice(s) selected in section 7a.

•	Minimum $600 in the investment choice selected from which transfers may be made.

•	Minimum $100 transfer per frequency.

•	Minimum 6 month participation.

DCA Transfer:

Make periodic transfers of $                     of Contract Value from                                      to the destination investment choice(s) as specified in the DCA Allocation section 7a.     (Investment choice)

Please select a day between the 1st and the 28th. Begin DCA on . (mm/dd/yyyy) End on or after . (mm/dd/yyyy) (# of transfers)	DCA Frequency Mode: ☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

If you select a start date that is less than 5 business days from the date this form is received at the Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will start the DCA Program within 5 business days from the date this completed form and payment are received at the Annuity Service Center. If no end date is selected, the program will terminate once funds are insufficient to support the transfer.

6A. ☐ Check here to participate in Automatic Rebalancing – Also complete section 7a.

The Automatic Rebalancing Program allows you to automatically rebalance your Contract Value to the investment choice(s) selected in section 7a.

•	Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program.

•	Transfers will begin one frequency mode on the first business day of the month after the attainment of the program’s minimum balance.

•	Contract Value allocated to the Fixed Account is not eligible to participate in the Automatic Rebalancing Program.

•	Any request to participate in Automatic Rebalancing will begin one frequency after DCA Fixed Account, Interest Sweep, or DCA program has completed.

•	If you have elected Custom Allocation Choice, select your rebalancing frequency in section 1A2 on page 1A.

Automatic Rebalancing Frequency Mode:	☐ Monthly	☐ Quarterly	☐ Semi-annually	☐ Annually

Addendum Page 4A of 5	F9291 108

Exhibit 5

Do not complete this page if you have elected GMWB, GMIB or GMAB.

7A. Optional Program Fund Allocations

Unless otherwise specified in the lines below, the Interest Sweep program, DCA Separate Account program and Automatic Rebalancing program will be allocated according to the allocations in the Investment Allocation section 2A.

Use whole percentages only. This section must total 100%.

Fund Name (Fund Number)	Allocation %
Asset Allocation Funds:
MML Conservative Allocation (657)%
MML Balanced Allocation (658)%
MML Moderate Allocation (659)%
MML Growth Allocation (660)%
MML Aggressive Allocation (661)%
Short-Term/Stable Value
MML Money Market (656)%
Fixed Income Funds:
MML Babson Inflation Protected Bond (631)%
MML Babson Managed Bond (632)%
Oppenheimer Strategic Bond (642)%
Balanced & Large Cap Value Funds:
Balanced Funds:
MML Babson Blend (627)%
MML Capital Guardian Asset Allocation (612)%
Oppenheimer Balanced (641)%
Large Cap Value Funds:
MML American Century Income & Growth (610)%
MML Davis Large Cap Value (652)%
MML Oppenheimer /Bernstein Equity (629)%
MML T. Rowe Price Equity Income (647)%
Large Cap Blend & Growth Funds:
Large Cap Blend Funds:
MML Babson Enhanced Index Core Equity (628)%
MML Capital Guardian Growth & Income (613)%
MML Equity Index (630)%
Fidelity® VIP Contrafund® (615)%
Oppenheimer Main Street (639)%
Large Cap Growth Funds :
MML AllianceBernstein Large Cap Growth (616)%
MML GMO Growth Equity (649)%
MML Legg Mason Concentrated Growth (623)%
MML T. Rowe Price Blue Chip Growth (646)%
Oppenheimer Capital Appreciation (636)%
Small/Mid Cap Value Funds:
MML American Century Mid Cap Value (611)%
MML Goldman Sachs Small Cap Value (617)%
Small/Mid Cap Blend & Growth Funds:
Small/Mid Cap Blend:
MML Oppenheimer Small Cap Equity (633)%
MML Oppenheimer Small Company Opps (634)%
MML Small Cap Index (645)%
Small/Mid Cap Growth Funds:
MML T. Rowe Price Mid Cap Growth (655)%
MML W&R/Wellington Small Cap Growth Equity (650)%
Oppenheimer MidCap (635)%
International/Global Funds:
MML Neuberger Berman Global (624)%
MML Templeton Foreign (618)%
Oppenheimer Global Securities (637)%
Oppenheimer International Growth (643)%
Sector/Specialty A Funds:
MML Emerging Growth (651)%
MML OTC 100 (648)%
AIM V.I. Global Health Care (620)%
AIM V.I. Technology (621)%
PIMCO CommodityRealReturn Strategy (654)%
Sector/Specialty B Funds:
AIM V.I. Financial Services (619)%
ING VP Real Estate (653)%
Oppenheimer High Income (638)%
Total:	100%

Certain investment choices may not be available in all states.

Addendum Page 5A of 5	F9291 108

Exhibit 5

13. Contract Owner(s) Signature

The Application: This is an application for an annuity. The Application also includes any amendments to it. I hereby represent that the above information is correct and true to the best of my knowledge and belief.

Changes and Corrections: Any change or correction of the Application will be shown on an Amendment of Application attached to the Contract. Acceptance of any contract issued will be acceptance of any change or correction of the Application made by the Company.

Special State Fraud Notices:

•

GA, & NE: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

•

ME: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefit(s).

•

OK: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

•

WA: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

•

All other states: Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT BEING APPLIED FOR WHEN BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

I acknowledge receipt of a current prospectus for the Contract. I have read the prospectus and fully understand the provisions of any optional program I have selected.

Signed at: City	State	Date (mm/dd/yyyy)

Contract Owner Signature
Joint Contract Owner Signature (if applicable)	Annuitant Signature (if different from Contract Owner)

14.	NASD Registered Representative/Agent/Broker Information (This section must be completed by the Registered Representative.) APPLICATIONS THAT DO NOT CONTAIN THIS INFORMATION WILL NOT BE ACCEPTED.

•	Will the annuity applied for replace or change any existing individual or group life insurance or annuity? If yes, I have complied with all state replacement requirements. ☐ Yes ☐ No

•	Is this replacement meant to be a tax-free transfer under Section 1035? ☐ Yes ☐ No

I certify that I am NASD registered and state licensed for variable annuity contracts where this Application is written and delivered.

Firm Name

Firm Address (MMLISI Reps use agency number)

Please select one of the following commission options:    ☐  Option B Plus (default option)      ☐  Option B        ☐  Option C

1. Signature of NASD Registered Representative		Print Name

MM ID Code	License #	% of Commission

Business Telephone # (including area code)		E-mail Address

2. Signature of Second NASD Registered Representative (if applicable)		Print Name

MM ID Code	License #	% of Commission

Business Telephone # (including area code)		E-mail Address

Page 4 of 4	F9291 108